UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 12, 2015
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2015, Forestar Group Inc. (the "Company") held its annual meeting of stockholders. Below are the final voting results.

(1) The following five persons were elected to serve as directors:

Name	For	Against	Abstain	Broker Non-Votes
William G. Currie	27,525,430	820,618	898,320	2,990,547
Charles W. Matthews	24,649,043	3,697,167	898,158	2,990,547
James A. Rubright	27,526.565	819,460	898,343	2,990,547
Daniel B. Silvers	28,539,017	607,403	97,948	2,990,547
David L. Weinstein	28,538,910	607,743	97,715	2,990,547

(2) Advisory approval of the Company's executive compensation:

For:	25,876,240
Against:	2,478,304
Abstain:	889,746
Broker Non-Votes:	2,990,547

(3) Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2015:

For:	31,832,912
Against:	380,972
Abstain:	20,953

(4) Approval of amendments to the Company's Amended and Restated Certificate of Incorporation to declassify the Board of Directors:

For:	29,183,127
Against:	35,787
Abstain:	25,376
Broker Non-Votes:	2,990,547

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	May 13, 2015	By:	/s/ David M. Grimm
			Name:	David M. Grimm
			Title:	Chief Administrative Officer

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